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                                                                   EXHIBIT 21.1


                       LODGIAN, INC. AND ITS SUBSIDIARIES


CORPORATION NAME


12801 NWF BEVERAGE, INC.

80 OPERATING COMPANY, INC.

AMIOP ACQUISITION CORP.

ALBANY HOTEL, INC.

APICO HILLS INC.

APICO INNS OF GREEN TREE, INC.

APICO INNS OF PENNSYLVANIA, INC.

APICO INNS OF PITTSBURGH, INC.

APICO MANAGEMENT CORP.

BRECKSVILLE HOSPITALITY, INC.

BRUNSWICK MOTEL ENTERPRISES, INC.

DEDHAM BEVERAGE MANAGEMENT CORP.

DOTHAN HOSPITALITY 3053, INC.

DOTHAN HOSPITALITY 3071, INC.

EUROPEAN VENTURES, INC.

FAYETTEVILLE MOTEL ENTERPRISES, INC.

FORT LAUDERDALE MOTEL ASSOCIATES, INC.

FOURTH STREET HOSPITALITY, INC.

GADSDEN HOSPITALITY, INC.

GREAT SOUTHERN MINING CO., INC.

GROUPERS AND COMPANY SEAFOOD RESTAURANT

HARRISBURG MOTEL ENTERPRISES, INC.

HEARTLAND GARDEN GRILLE, INC.

HILTON HEAD MOTEL ENTERPRISES, INC.

IMPAC SPE #1, INC.

IMPAC SPE #2, INC.

IMPAC SPE #3, INC.

IMPAC SPE #4, INC.

IMPAC SPE #5, INC.

IMPAC SPE #6, INC.

ISLAND MOTEL ENTERPRISES, INC.

KDS CORPORATION

KINSER MOTEL ENTERPRISES, INC.

LAFAYETTE BEVERAGE MANAGEMENT, INC.


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                       LODGIAN, INC. AND ITS SUBSIDIARIES


CORPORATION NAME


LODGIAN ABILENE BEVERAGE CORP.

LODGIAN AMI, INC.

LODGIAN ANAHEIM, INC.

LODGIAN AUSTIN BEVERAGE CORP.

LODGIAN COCONUT GROVE, INC.

LODGIAN DALLAS BEVERAGE CORP.

LODGIAN FINANCING CORPORATION

LODGIAN FLORIDA, INC.

LODGIAN HOTELS, INC.

LODGIAN MANAGEMENT CORP

LODGIAN MARKET CENTER BEVERAGE CORP.

LODGIAN MOUNT LAUREL

LODGIAN ONTARIO, INC.

LODGIAN RICHMOND SPE, INC.

LODGIAN YORK MARKET STREET, INC.

McKNIGHT MOTEL INC.

MARKETING DESIGN FORCE, INC.

MINNEAPOLIS MOTEL ENTERPRISES, INC.

MOON AIRPORT MOTEL INC.

MULLIGANS, INC.

NEW ORLEANS AIRPORT MOTEL ENTERPRISES, INC.

NH MOTEL ENTERPRISES, INC.

PALM BEACH MOTEL ENTERPRISES, INC.

PENMOCO, INC.

POMPANO CLAIM SERVICE, INC.

RALEIGH-DOWNTOWN ENTERPRISES, INC.

RALEIGH MOTEL ENTERPRISES, INC.

REPL, INC.

ROYCE MANAGEMENT CORP OF GA

SECOND FAYETTEVILLE MOTEL ENTERPRISES, INC.

SECOND PALM BEACH MOTEL ENTERPRISES, INC.

SERVICO ACQUISITION CORP.


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                       LODGIAN, INC. AND ITS SUBSIDIARIES


CORPORATION NAME


SERVICO AUSTIN, INC.

SERVICO CEDAR RAPIDS, INC.

SERVICO CHARLOTTESVILLE, INC.

SERVICO COLESVILLE, INC.

SERVICO COLUMBIA, INC.

SERVICO COLUMBIA II, INC.

SERVICO COLUMBUS, INC.

SERVICO CONCORD, INC.

SERVICO COUNCIL BLUFFS, INC.

SERVICO EAST WASHINGTON, INC.

SERVICO FLAGSTAFF, INC.

SERVICO FORT WAYNE, INC.

SERVICO FORT WAYNE II, INC.

SERVICO FRISCO, INC.

SERVICO FT. PIERCE, INC.

SERVICO GRAND ISLAND, INC.

SERVICO HILTON HEAD, INC.

SERVICO HOSPITALITY, INC.

SERVICO HOTELS I, INC.

SERVICO HOTELS II, INC.

SERVICO HOTELS III, INC.

SERVICO HOTELS IV, INC.

SERVICO HOUSTON, INC.

SERVICO, INC.

SERVICO JAMESTOWN, INC.

SERVICO LANSING, INC.

SERVICO LAWRENCE, INC.

SERVICO LAWRENCE II, INC.

SERVICO MANAGEMENT CORP.

SERVICO MANAGEMENT CORPORATION (TEXAS)

SERVICO MANHATTAN, INC.

SERVICO MANHATTAN II, INC.

SERVICO MARKET CENTER, INC.


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                       LODGIAN, INC. AND ITS SUBSIDIARIES


CORPORATION NAME


SERVICO MARYLAND, INC.

SERVICO MELBOURNE, INC.

SERVICO METAIRIE, INC.

SERVICO NEW YORK, INC.

SERVICO NIAGARA FALLS, INC.

SERVICO NORTHWOODS, INC.

SERVICO OMAHA, INC.

SERVICO OMAHA CENTRAL, INC.

SERVICO OPERATIONS CORPORATION

SERVICO PENSACOLA, INC.

SERVICO PENSACOLA 7200, INC.

SERVICO PENSACOLA 7330, INC.

SERVICO ROLLING MEADOWS, INC.

SERVICO ROSEVILLE, INC.

SERVICO SAGINAW, INC.

SERVICO SILVER SPRING, INC.

SERVICO SUMMERVILLE, INC.

SERVICO TUCSON, INC.

SERVICO WEST DES MOINES, INC.

SERVICO WEST PALM BEACH, INC.

SERVICO WICHITA, INC.

SERVICO WINDSOR, INC.

SERVICO WINTER HAVEN, INC.

SERVICO WORCESTER, INC.

SHARON MOTEL ENTERPRISES, INC.

SHC OF DELAWARE, INC.

SHG II SUB, INC.

SHG III SUB, INC.

SHG IV SUB, INC.

SHG V SUB, INC.

SHG VI SUB, INC.

SHG VII SUB, INC.

SHG VIII SUB, INC.

SHEFFIELD MOTEL ENTERPRISES, INC.


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


                       LODGIAN, INC. AND ITS SUBSIDIARIES


CORPORATION NAME


SIXTEEN HOTELS, INC.

STEVENS CREEK HOSPITALITY, INC.

WASHINGTON MOTEL ENTERPRISES, INC.

WILPEN INC.

W.V.B.M., INC.


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                       LODGIAN, INC. AND ITS SUBSIDIARIES


LIMITED LIABILITY COMPANY NAME

ATLANTA-HILLSBORO LODGING, L.L.C.

ATLANTA-BOSTON HOLDINGS, L.L.C.

ATLANTA-BOSTON LODGING, L.L.C.

IMPAC DEVELOPMENT AND CONSTRUCTION, LLC.

IMPAC HOLDINGS III, LLC

IMPAC HOTEL GROUP, LLC

IMPAC HOTEL MANAGEMENT, LLC

IMPAC HOTELS I, LLC

IMPAC HOTELS II, LLC

IMPAC HOTELS III, LLC

MACON HOTEL ASSOCIATES, LLC

LODGIAN ACQUISITION, LLC.

LODGIAN RICHMOND, LLC


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


                       LODGIAN, INC. AND ITS SUBSIDIARIES


PARTNERSHIP NAME


1075 HOSPITALITY, L.P.

AMI OPERATING PARTNERS, L.P.

BRECKSVILLE HOSPITALITY, L.P.

COLUMBUS HOSPITALITY ASSOCIATES, L.P.

DEDHAM LODGING ASSOCIATES I, L.P.

EAST WASHINGTON ASSOCIATES, L.P.

FORT WAYNE HOSPITALITY ASSOCIATES II, L.P.

LAWRENCE HOSPITALITY ASSOCIATES, L.P.

LITTLE ROCK LODGING ASSOCIATES I, L.P.

MANHATTAN HOSPITALITY, L.P.

MELBOURNE HOSPITALITY ASSOCIATES, L.P.

NEW ORLEANS AIRPORT MOTEL ASSOCIATES, L.P.

SAGINAW HOSPITALITY, L.P.

SERVICO CENTRE ASSOCIATES LTD.

SIOUX CITY HOSPITALITY, L.P.

SOUTHFIELD HOTEL GROUP II, L.P.

WORCHESTER HOSPITALITY ASSOCIATES, L.P.


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